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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     March 17, 1994

      Harman International Industries, Incorporated
      (Exact name of registrant as specified in its charter)



               Delaware
          (State or other jurisdiction of incorporation)



        1-9764                              11-2534306

(Commission File Number)        (IRS Employer Identification No.)



1101 Pennsylvania Avenue, N.W., Suite 1010, Washington, D.C.  20004
(Address of principal executive offices)               (Zip Code)


                          (202) 393-1101
       Registrant's telephone number, including area code


                          Not Applicable
   (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets

     On March 17, 1994, Harman International Industries, Incorporated ("Harman") completed its acquisition and acquired from Motor-Columbus AG and its affiliates ("Motor-Columbus") 100% of Studer Revox AG ("Studer Revox"), a leading company in the professional audio field, with particular strength in the recording and broadcast areas. Motor-Columbus retained the Revox Consumer Products division and the rights to use the Revox name.

     Under the terms of the Stock Purchase Agreement dated February 3, 1994 by and among Harman, Motor-Columbus and Studer Revox, as amended, Harman paid 100 Swiss Francs (approximately US $70.00) for all of the issued and outstanding stock in Studer Revox. Harman assumed post-acquisition indebtedness of Studer Revox of approximately 23 million Swiss Francs (approximately US
$16 million).

     Studer Revox, which was founded in 1948, is headquartered in Regensdorf, Switzerland. The company manufactures analog and digital tape recorders, mixing consoles, switching systems, digital audio workstations, professional compact disc players and recorders and turnkey broadcasting studios. Its principal subsidiaries are located in France, the United States, Canada, Germany, the United Kingdom, Japan, Singapore and Austria. Harman currently intends to continue to use Studer Revox's facilities for the same purposes as they were previously used.

Item 7.   Financial Statements and Exhibits

     Submission of the financial statements required by Items
7(a)(1), (2) and (b)(1) is impracticable at this time. Harman will file such financial statements under cover of Form 8-K/A as soon as practicable, but in no event later than May 31, 1994.

     Attached hereto as Exhibit 2.1 is a copy of the Stock Purchase Agreement, together with copies of the following exhibits and schedules attached thereto:

     Exhibit A - Definitions
     Exhibit B - Outstanding Bank Debt*
     Exhibit C - Form of Share Purchase Agreement*
     Exhibit D - Form of Asset Purchase Agreement*
     Exhibit E - Form of Capital Contribution*
     Exhibit F - Terms of Lease of Primary Facility*
     Exhibit G - Guaranteed Bank Debt*
     Exhibit H - Revox Pro Line*
     Exhibit I - Subsidiaries and Subsidiary Businesses*




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     Schedule 3.2        -- Capital*
     Schedule 3.3        -- Conflicts*
     Schedule 3.4        -- Government Approvals*
     Schedule 3.5        -- Consents*
     Schedule 3.6(A)     -- Capital Expenditures*
     Schedule 3.6(B)     -- Liens*
     Schedule 3.7        -- Real Property*
     Schedule 3.8        -- Contracts*
     Schedule 3.9        -- Financial Statements*
     Schedule 3.10(A)    -- Liabilities*
     Schedule 3.10(B)    -- Outstanding Debt*
     Schedule 3.13       -- Litigation*
     Schedule 3.15       -- Intellectual Property*
     Schedule 3.17       -- Labor Matters*
     Schedule 3.18       -- Employee Matters*
     Schedule 3.19       -- Taxes*
     Schedule 3.20       -- Insurance*
     Schedule 3.21       -- Environmental Liabilities*
     Schedule 3.22       -- Changes in Circumstance*
     Schedule 3.23       -- Bank Accounts*


* Omitted. The Registrant agrees to furnish supplementally a copy of any omitted Exhibit or Schedule to the Commission upon request.

     Attached hereto as Exhibit 2.2 is a copy of the Amendment to the Stock Purchase Agreement dated March 1, 1994, together with copies of the following exhibits and schedules attached thereto:

     Exhibit A - Escrow Agreement*
     Exhibit B - RP Sales Agreement*
     Exhibit C - Form of Asset Purchase Agreement*
     Exhibit D - Form of Capital Contribution*
     Exhibit E - Form of Lease Agreement*
     Exhibit F - Updated Schedules to the Agreement*

* Omitted. The Registrant agrees to furnish supplementally a copy of any omitted Exhibit or Schedule to the Commission upon request.

     Attached hereto as Exhibit 2.3 is a copy of the press release dated March 23, 1994 announcing the closing of the acquisition of Studer Revox.







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                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HARMAN INTERNATIONAL
                              INDUSTRIES, INCORPORATED




                              By:  /s/ Sandra B. Robinson
                                   ----------------------

                              Sandra B. Robinson,
                                   Vice President,
                                   Financial Operations



Date:  March 31, 1994






























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                           EXHIBIT INDEX


Exhibit No.                   Description                      Page


     2.1                 Stock Purchase Agreement                6
     2.2                 Amendment to the Stock Purchase
                         Agreement                               43
     2.3                 Press Release dated March 23, 1994      51










































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